UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 5, 2018 (September 5, 2018)

STEWART INFORMATION SERVICES CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	001-02658	74-1677330
(STATE OR OTHER JURISDICTION)	(COMMISSION FILE NO.)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

1980 Post Oak Blvd, Houston, Texas 77056

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (713) 625-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

A special meeting (the “Special Meeting”) of stockholders of Stewart Information Services Corporation (“Stewart”) was held on September 5, 2018. A total of 18,763,186 shares of common stock of the Company (“Stewart Stock”), out of a total of 23,744,861 shares of Stewart Stock issued and outstanding and entitled to vote as of the close of business on July 10, 2018 (the record date for the Special Meeting) were present in person or represented by proxy at the Special Meeting. A summary of the voting results for the following proposals, each of which is described in detail in the definitive proxy statement dated August 1, 2018 and first mailed to Stewart’s stockholders on or about August 1, 2018, is set forth below:

Proposal 1: Approval and Adoption of the Agreement and Plan of Merger (the “Merger Agreement”) dated as of March 18, 2018, by and among Stewart, Fidelity National Financial, Inc. (‘‘FNF’’), A Holdco Corp. and S Holdco LLC, pursuant to which Stewart will be acquired by FNF (the ‘‘Mergers’’)

Stewart’s stockholders approved and adopted the Merger Agreement. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions”:

For	Against	Abstain
18,666,996	55,963	40,227

Proposal 2: Approval on a Non-Binding Advisory Basis of Certain Compensation that Will or May be Paid by Stewart to its Named Executive Officers that is Based on or otherwise Relates to the Mergers

Stewart’s stockholders approved, on a non-binding advisory basis of certain compensation that will or may be paid by Stewart to its named executive officers that is based on or otherwise relates to the Mergers. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions”:

For	Against	Abstain
16,692,181	1,997,884	73,121

Proposal 3: Adjournment of the Special Meeting, if Necessary

Because Stewart’s stockholders approved and adopted the Merger Agreement, the vote on the proposal to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the proposal to adopt the Merger Agreement was not called.

ITEM 8.01.	OTHER EVENTS.

On September 5, 2018, Stewart issued a press release announcing the results of the Special Meeting. The press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference. The closing of the transactions contemplated by the Merger Agreement remains subject to the fulfillment or waiver of certain conditions that have not yet been satisfied, including the receipt of certain approvals from certain regulatory authorities and other customary closing conditions.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
99.1	Press Release issued by Stewart Information Services Corporation, dated September 5, 2018.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, Stewart’s expectations or predictions of future financial or business performance conditions. All statements, other than statements of historical or current fact, included in this communication that address activities, events, conditions or developments that Stewart expects, believes or anticipates will or may occur in the future are forward-looking statements. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “evaluate,” “expect,” “explore,” “forecast,” “guidance,” “intend,” “likely,” “may,” “might,” “outlook,” “plan,” “potential,” “predict,” “probable,” “project,” “seek,” “should,” “view,” or “will,” or the negative thereof or other variations thereon, or comparable terminology. Forward looking statements give our current expectations and projections relating to our financial conditions, results of operations, plans, objectives, future performance and business and these statements are not guarantees of future performance. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. The forward looking statements in this communication speak only as of the date of this communication. Stewart assumes no duty to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, as of any future date. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; weakness or adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates; our dependence on distributions from our title insurance underwriters as a main source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries; the risk that the necessary regulatory approvals for the Merger may not be obtained or may be obtained subject to conditions that are not anticipated; risks that any of the closing conditions to the Merger may not be satisfied in a timely manner; the risk that the businesses of Stewart and FNF will not be integrated successfully following the Merger, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the Merger will not be realized; and other risks detailed in the risk factors discussed in “Item 1.A. Risk Factors” in Stewart’s and FNF’s most recent Annual Reports on Form 10-K, as updated by any Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, the registration statement FNF filed with the U.S. Securities and Exchange Commission (“SEC”) on May 30, 2018 on Form S-4 containing a proxy statement/prospectus, as amended by Amendment No. 1 on July 12, 2018 and Amendment No. 2 on July 26, 2018, which was declared effective by the SEC on August 1, 2018, the definitive proxy statement Stewart filed on August 1, 2018 and other filings with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEWART INFORMATION SERVICES CORPORATION

	By:	/s/ David C. Hisey
David C. Hisey, Chief Financial Officer, Secretary, Treasurer

Date: September 5, 2018